Kandi Technologies Corporation
(NASDAQ: KNDI)
浙江康迪车业有限公司

March 2011




康迪小电跑，让城市更美好
新能源 新未来
康迪电动汽车



Safe Harbor Statement

Information Regarding Forward-Looking Statements: Except for historical information contained herein, the statements made in the presentation are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause our actual results in future periods to differ materially from forecasted results. These risks and uncertainties include, among other things, product demand, market competition, and risks inherent in our operations. These and other risks are described in Kandi Technologies Corporation's filings with the Securities and Exchange Commission.

Kandi Technologies, Corp. (NASDAQ: KNDI)

Transforming into a World Leader in Pure Electric Vehicle (EV) Manufacturing and Specialty Vehicles

Location: Jinhua, Zhejiang Province, China

Founded: 2002

Listed: NASDAQ (March 2008)

Kandi Technologies, Corp. is a manufacturer and exporter of go-karts and a variety of other specialty vehicles in China, making it a world leader in the production of popular off-road vehicles (ORVs). It also ranks among the leading manufacturers in China of all-terrain vehicles (ATVs), and specialized utility vehicles (UTVs). A major company focus has been on the manufacture and sales of highly economical, beautifully designed, all-electric super mini cars for neighborhood driving and commuting.



KANDI



The Company is ISO9001 certified since 2005.

Financial Overview

Operating Cash Flow



20
15
10
5
0
-5
-10
2006
2007
2008
2009
YTD 2010

Net Working Capital



8
4
0
-4
-8
-12
-16
2006
2007
2008
2009
YTD 2010

Revenue of $28.6 million 2010YTD



Tricyle 7%
ATV 7%
UTV 10%
Super Mini 23%
Go-Kart 53%

All 2010 YTD figures as of Sept. 30, 2010

Operating Cash Flow and Working Capital Surplus allow for Future Growth Opportunities and Liquidity

Kandi's Competitive Advantages

- **Legacy Business of Off-Road Vehicles**
  - Established global distribution channels
- **Electric Vehicles**
  - Freshly designed as a "Pure EV"
  - Energy efficient vehicles are patent protected, designed from the ground up
  - Proven technology already distributed and sold in the U.S.
- **Electric Vehicle Support Infrastructure**
  - "Express Change" process and technology protected by numerous patents
  - Creates global business opportunities
- **Strong & Stable Partnerships**
  - Joint ventures include two of China's largest companies (energy and battery production)
  - Government approval for Kandi "Express Change" EV production
- **Strategic Location**
  - Kandi's unique business model debuted in Jinhua City, where Kandi has a large production facility in place
- **Experienced Management Team and Industry Experts**
  - Mr. Hu was the Project Manager (Chief Scientist) in WX Pure Electric Vehicle Development, a state-level, highest-priority technology developmental plan

Major Milestones

Founded in 2002 by one of China's leading auto designers

2007:

- Leading Chinese ATV exporter to the U.S. with 50,000 vehicles manufactured
- Numerous innovative recreational products designed and manufactured in-house
  - 3-wheel motorcycle and UTV pick up
- Leading vehicle test center in China
- Greatly expanded manufacturing capacity

2008:

- Listed in the U.S. on NASDAQ
- Successful introduction of COCO super mini car in U.S.
- Development and mass production of 3-wheeled motorcycle and UTV



Major Milestones (cont'd)

2009:

- Launch of electric "COCO" - China's first pure EV production line
- Electric vehicle named Qualified "Plug-in" by U.S. Treasury
- First EV Sales

2010: **A Year of Historic Advances**

- Strategic alliance formed to produce EVs and create the "Express Change" Model City in Jinhua
- Chinese Government approves license to manufacture EVs (operates with both Lead-Acid and Lithium-ion batteries)
- Signed contract to sell EV to Hangzhou Postal Service
- Strategic alliance launches first battery rental and service business model
- First consumer EV sales in China
- Completion of first "Battery Charging Farm" in Jinhua
- Completed $27mm financing to support EV development
- Legacy business returning to "normal" growth worldwide

2011:

- Kandi EVs launch in the Italian market
- Kandi USA debuts new models at International Dealer Expo







Kandi Technologies: Market Data (as of 2/15/11)

康迪 KANDI

Stock Exchange:	Nasdaq	Market Symbol:	KNDI
Shares Outstanding:	27.39 million	Market Cap:	$112.0 million
Stock Price:	$4.09	52 week range:	$2.75 – $7.25
Daily Trading Volume:	513,787	VWAP (3 month):	$5.30



2/16/2010
4/1/2010
5/3/2010
6/1/2010
7/1/2010
8/2/2010
9/1/2010
10/1/2010
11/1/2010
12/1/2010
1/3/2011
2/15/2011
6.50
6.25
6.00
5.75
5.50
5.25
5.00
4.75
4.50
4.25
4.00
3.75
3.50
3.25
3.00
2.75
3 M
2 M
1 M
0 M
Volume

Product Portfolio Overview

Electric Super-Mini



COCO Convertible



COCO Hardtop



Kandi 5010

ATV



110cc



150cc

Go-Kart



90cc



110cc



150cc



250cc



800cc

UTV



110cc



150cc



250cc

Tricycle



250cc

Side by Side



250cc

Off-Road Vehicles

Business Strategy

- Develop new products
- Enhance features and performance
- Expand 100-dealer U.S. network to Midwest, East Coast

Growth Strategies

- Continue as China's leading /premium All-Terrain Vehicle exporter to the U.S.
- Leverage manufacturing efficiencies
- Global distribution expansion
- Aftermarket products and parts







EV Opportunity Worldwide

- Dependence on oil and air quality concerns continue to build momentum globally
- The global market for electric vehicles forecasted to reach 2.4 million units by 2015 (Pike Research)
- Governments such as China, Britain and U.S. have approved subsidies for EV purchasers and manufacturers
- **No one** is currently mass producing Electric Vehicles anywhere in the world

Total Electrified Vehicle Sales, World Markets: 2010-2015



1,500,000
1,200,000
900,000
600,000
300,000
-
Vehicles
2010
2011
2012
2013
2014
2015
Global HEV Sales
Global PHEV Sales
Global BEV Sales

(Source: Pike Research)

* HEV – Hybrid Electric Vehicle   PHEV – Plug-in Hybrid Electric Vehicle   BEV – Battery Electric Vehicle

Number of Vehicles Owned Per 1,000 Persons



India
China
Brazil
Russia
UK
Japan
France
Germany
US
0
200
400
600
800
1000

Vehicle ownership in emerging countries with large populations such as China is still low, allowing opportunities to expand in those markets

EV Opportunity in China

- New car sales boom due to urbanization and economic growth
  - China is the #1 car market in the world – 14 million new cars sold in 2009
  - China has abundant rare earth element reserves - necessary components for EV production
- China aims to increase the annual production capacity of alternative-energy vehicles to 500,000 units by 2011 as part of efforts to cut oil imports and curb pollution
  - Ten years ago, five of China's cities were already listed among the Top 10 cities with the worst air pollution in the world; recent Beijing pollution off the charts
  - China imports two-thirds of its oil and its ever-increasing thirst is driving the rise of global energy prices




小电跑

Automobile Production in China

Predicted Rate of Automobile Production Growth in China


35
30
25
20
15
10
5
0
US Auto Production (2010)
Japan Auto Production (2010)
2005
2006
2007
2008
2009
2010
2015

China Association of Automobile Manufacturers (CAAM) expects car production in China to reach 30 million units by 2015, 5 million units earmarked for exports (Nov. 2009: China became the largest automobile producer in the world)

Enormous EV Opportunity in China

- The Chinese government announced in June 2010 that they will be subsidizing electric cars in five cities to increase their attractiveness for buyers, reduce reliance on fossil fuels and improve air quality
  - Each Pure Electric Vehicle will receive subsidies up to RMB60,000 (~US$8,800)
  - Government investment and policy support for EV infrastructure (battery charging stations)



中国邮政
CHINA POST

Obstacles to Commercialization of EVs

- High cost of EVs and hybrids (battery usually the most expensive component)
- Long charging time
- Short driving range
- Limited or no charging facilities
- Battery maintenance and pollution



Kandi's Solution

Kandi's Exclusive "Battery Express Change" Business Model:

- **Lower Price:** Separate car sales and battery sales
  - Cheaper than standard refueling of gasoline/diesel powered vehicle
- **Distance:** Each full battery last up to ~100 miles/150 km
  - "Express Change" service station available every 5 km
- **Short Change time**: "Express Change" in less than 2 minutes
- **Infrastructure and Facilities**
  - "Express Change" station available starting in Jinhua
  - Centralized battery "Charging Farm" to economically power the batteries during off-peak demand
  - Comprehensive network of "Express Change" service stations for charging, replacement, recycling and rental
  - Equip cars with Kandi patented and patent-pending technology for "Express Change" battery removal and replacement
- **Environment Friendly:** Battery recycled at service station

Kandi's Solution (Cont'd)

- Working with Government and Strategic Partners: The Alliance For Chinese Electric Vehicle Development and Commercialization
- Multi-corporation joint venture: Kandi, Tianneng Power Corporation, and China State Grid Power Corporation
- A comprehensive city-by-city approach to develop the EV mass market
- Two Revenue Streams: Car Sales & "Express Change" Services Income
    - Rent batteries with lifetime free maintenance
    - Replacing, maintaining and recycling them at the "Express Change" service stations





Strategic Partnerships

Joint Venture: Kandi, State Grid Power Corporation and Tianneng Power International:

- **State Grid Power Corporation** is China's largest power supply company, covering 26 provinces, totaling over 88% of China, 1 billion population
- **Tianneng Power International** is one of China's largest battery makers; annual sales over $1 billion
- **Kandi's Role**: the "Express Change" Technology
  - Bring the "Express Change" Technology that is patent protected
  - Bring marketing and global sales network development experience
  - Share in "Express Change" service station revenues

国家电网公司 STATE GRID CORPORATION OF CHINA

康迪 KANDI

天能動力國際有限公司 TIANNENG POWER INTERNATIONAL LIMITED

Jinhua City: The First EV Model City

•Strategic location: Kandi's home base

•Population of nearly 5 million

•Located in the economically advanced Zhejiang Province

•Strong local government support: First 3,000 cars to be sold will receive a subsidy of up to 50% provided by local government agencies

•Close to provincial capital city Hangzhou: City government projected 20,000 EV sales before the end of 2012; national subsidy is available



The New Model KD5010 and KD5011 EV

康迪 KANDI


康迪小电跑，让城市更美好
新能源 新未来
康迪电动汽车

- Battery: Lead Acid / Lithium-Ion
- Charging Time: “Express Change”
- Speed: 45+ mph
- Range:100 miles -150 miles
- Passengers: 2
- Validation: Chinese government tested and approved

EV Creates Global Business Opportunities

- Battery Charging Infrastructure
  - Amplification of charging stations
  - Synergy with service and power industries
- Mobility Business
  - Car sharing
  - Cooperation with public transportation facilities
- Electric Vehicle Parts and Service
  - Equipment related to infrastructure
  - Expansion of power electronics components
  - Aftermarket parts to service vehicles
- Electricity Management
  - Expansion of natural energy use
  - Adoption of smart grid technology





康迪 KANDI

Kandi Production

- 110,000 square meter (1.2 million sq. ft.) manufacturing facility in Jinhua
- Land coverage is 400 Mu (2.9 million sq. ft.)
- Separate lines for EV, ATV, go-kart; R&D and testing space
- Significant capacity for growth


72





Forward Growth Strategy

Expand Infrastructure to Meet Demand

- Enlist local, regional and national government support/subsidies for station construction, auto sales, etc.
- Alliance partners, JVs
- Take advantage of typical intra-city commuting by establishing city-specific models – starting with Jinhua and Hangzhou
- Replicate the "Express Change" model

Ongoing Strategy

- Continue development of core ATV business with an emphasis on increased sales in China
- Continue to pursue fleet sales of EVs in China to municipal services (e.g. Post Office)
- Develop new battery powered vehicles of all types (e.g. 3-wheelers)
- Increase Electric Vehicle sales in China, U.S. and elsewhere in the world as well as sales of new battery powered vehicles
- From 2011 onward, focus on building domestic consumer EV sales

Experienced Management Team

Hu Xiaoming – Chief Executive Officer, President and Chairman of the Board of Directors since March 2002. From October 2003 to April 2005, Mr. Hu was the Project Manager (Chief Scientist) in WX Pure Electric Vehicle Development, a state-level highest-priority technology developmental plan. Previously, Mr. Hu rose from Director at Yongkang Instrument Factory, to Chairman and General Manager. He served as General Manager in Wan Xiang Electric Vehicle Developing Center, and General Manager in Wan Xiang Battery Company. He owns numerous invention patents, utility model patents, and appearance design patents.

Cathy Cao – Exec. VP of Finance. Ms. Cao previously was a senior level investment banker most recently at Rodman & Renshaw, Knight Capital Group and Groton Merchant Bankers. She began her career as a consultant at Cap Gemini Ernst and Young and Parametric Technology Corporation. Ms. Cao holds an MBA from Columbia Business School, and BA (summa cum laude) and MS degrees from the University of Tennessee at Knoxville. She is a member of the New York Society of Securities Analysts.

Zhu Xiaoying – CFO and Director since 2003. Ms.Zhu received a Bachelor's Degree in accounting from Hangzhou Electronic Engineering University and joined Kandi in September 2003. She previously was accounting manager for Zhejiang Yongkang Automobile Manufacture Co.

Qian Jinsong – General Manager of Zhejiang Kandi Vehicles Co. Ltd since 2011, and Director of Kandi Technologies. Mr. Qian joined Zhejiang Kandi Vehicles Co. as Deputy General Manager in October 2009 . From October 2006 to October 2009, Mr. Qian worked at Chery Automobile (now "Chery Karry Automobile"), where he served as Head of the Engineering Construction Group from October 2006 to 2007, Head of the Product Development Team from March 2007 to September 2007, and as Vice Manager of the Q21 Project in October 2007.

Investment Highlights

- China's leading All-Terrain Vehicles (ATV) exporter to the U.S.
- Emerging leader in China's burgeoning Electric Vehicle (EV) market – a top government priority
- Kandi EV is approved for sale by Chinese government and sales have commenced in the U.S. and China
- Innovative "Express Change" service model launched in Jinhua
- Strong partners: Tianneng Power and State Grid Corporation
- Modern, efficient and expandable manufacturing facility
- Established history of product innovation and global marketing

Appendix

Historical Financial Highlights

FYE 12/31 ($ millions)	2007	2008	2009
Revenue	$33.4	$40.5	$33.8
Gross Profit	$7.2	$9.6	$8.2
Net Income	$5.0	$4.9	$1.0
Gross Margin %	*21.6%*	*23.7%*	*24.2%*

Note: Results for 2008 and 2009 were affected by the global economic downturn.

Current Financial Highlights

($ millions)	9 Months 2009 (Unaudited)	9 Months 2010 (Unaudited)
Revenue	$19.1	$28.6
Gross Profit	$4.8	$6.5
Net Income	$0.2	$(0.7)
Adjusted Net Income (a)	$1.1	$3.1
Cash Flow from Operations	$(5.2)	$7.4

(a) Adjusted NI (Non-GAAP) excludes convertible notes related expense and employee stock options compensation. As of 11/10/2010, all but $1,000 of convertible notes have been converted.

Balance Sheet Summary

($ millions)	2009	30-Sep-10 (Unaudited)
Cash and Cash Equivalent (a)	$5.9	$13.3
Current Liabilities	$42.1	$50.6
Current Assets	$30.0	$53.6
Total Assets	$64.1	$86.3

(a) Includes restricted cash of $5.7mm for 2009 and $9.9mm for first nine month of 2010.

Contact Information

Company Contact:

Cathy Cao
Executive Vice President
Kandi Technologies Corp.
cathy@kandigroup.com
cathy_kndi@yahoo.com
(212) 551-3610

PR Contact:

Mike Houston or Jeff Tryka, CFA
Lambert, Edwards & Associates
mhouston@lambert-edwards.com
jtryka@lambert-edwards.com
(866) 303-0500

Website :

http://www.kanditechnology.com